UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011
ALARMING DEVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-157010	26-3062327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 North Curry Street, Carson City	89703-4934
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 15, 2011, an agent of the Registrant inadvertently and without authorization from the Registrant, filed a draft of the Registrant’s Annual Report for the fiscal year ended August 31, 2011 on Form 10-K.  The financial statements did not contain a report of the Registrant’s independent registered accounting firm and accordingly may not relied upon.  The Registrant intends to file a Form 10-K/A containing the report of its independent accounting firm as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2011	ALARMING DEVICES, INC.

By: /s/ Andre Luiz Nascimento Moreira
Name: Andre Luiz Nascimento Moreira
Title: President